March 24, 1997


TO THE SHAREHOLDERS OF ITEX CORPORATION:

       You are cordially invited to attend the Annual Meeting of the Shareholders of ITEX CORPORATION (the "Company"). The meeting will be held on Thursday, April 24, 1997 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223 for the following purposes:

       1. To elect directors to serve for a term of one year or until their successors are elected and qualified. The Board of Directors has nominated Graham Norris, Mary Scherr, Dr. Evan Ames, Dr. Sherry Meinberg, Robert Nelson, Dr. Charles Padbury and Joseph Morris to serve as Directors.

       2. To ratify the appointment of Andersen, Andersen & Strong, L.C. as independent auditors of the Company for the 1996-1997 fiscal year.

       3. To approve a new Incentive Stock Option Plan for employees, officers, directors and consultants of the Company. The details of this Plan are described in the accompanying Proxy Statement.

       4. To transact any other business that properly comes before the Annual Meeting or any adjournment of the Annual Meeting.

       The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on March 17, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting.

       In addition to the formal items of business, shareholders will hear a presentation by Management on the Company's general state of affairs, including its current financial and operating condition.

BY ORDER OF THE BOARD OF DIRECTORS:



---------------------------------------------------------------
Graham H. Norris, Sr., President, CEO and Chairman of the Board


ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                               ITEX CORPORATATION
                                 PROXY STATEMENT


       The enclosed proxy is solicited on behalf of the management and Board of Directors of ITEX CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, April 24, 1997 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223. The Company's principal executive office is located at One Lincoln Center, 10300 S.W. Greenburg Road, Suite 370, Portland, OR 97223. The Company will bear the cost of preparing and mailing the Proxy Form, this Proxy Statement, a copy of the Company's Annual Report for the fiscal year ended July 31, 1996 and any other material furnished to the shareholders by the Company in connection with the Annual Meeting.

       The Company expects to mail this Proxy Statement, the enclosed Proxy Form and a copy of the Company's Annual Report for the fiscal year ended July 31, 1996 to shareholders of record as of the close of business on March 17, 1997 on or about March 24, 1997. Only shareholders of record at the close of business on March 17, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting. The number of shares outstanding on March 17, 1997 was 6,875,246 shares, each of which is entitled to one vote for each proposal voted upon at the Annual Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact without receiving extra compensation for their services. Brokers, dealers, banks or other nominees are requested to forward solicitation materials to their principals to obtain authorization for the execution of the Proxy Form. All valid proxies will be voted at the Annual Meeting of Shareholders in accordance with each shareholder's instructions contained in the Proxy Form. Abstentions and broker non-votes will not be counted either for against any proposal. Pursuant to the Company's Articles of Incorporation, there are no cumulative voting rights.

       Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written instrument of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. A shareholder who attends the meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so.


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

       The Company's Board of Directors has nominated the candidates listed below for election to the Company's Board of Directors for a one year term and until their successors are elected and qualified:

                     Graham H. Norris, Sr.
                     Dr. Sherry L. Meinberg
                     Mary Scherr
                     Dr. Charles Padbury
                     Robert Nelson
                     Dr. Evan B. Ames
                     Joseph Morris

       Thomas G. Baer, a director since 1995 has elected not to stand for reelection to the Board of Directors.


GRAHAM H. NORRIS, SR., CTB, AGE 55, PRESIDENT, CEO AND CHAIRMAN OF THE BOARD OF DIRECTORS, DIRECTOR SINCE 1986
Mr. Norris, who was elected President and Chief Executive Officer of the Company on September 6, 1996, has over 30 years experience in management and finance. Prior to his becoming President of the Company, he had been a consultant providing a variety of management consulting services to small private and public corporations. After a period of transition in management of the Company, Mr. Norris was elected Chairman of the Board of Directors in addition to President and Chief Executive Officer. Mr. Norris has been a pilot for United Airlines since 1963. He has been a director of the Company since 1986. In 1993, Mr. Norris became an ITEX Broker, operating an independent barter office in Provo, Utah, in which capacity he earned the credential of Certified Trade Broker.

DR. SHERRY L. MEINBERG, AGE 57, DIRECTOR SINCE 1986
Dr. Meinberg has served as Secretary/Director of The ITEX Corporation from 1982 to 1986, when the Company acquired the assets/liabilities of that company. Since that time she has continued as corporate secretary until May 3, 1996 and a director of the Company. Dr. Meinberg has received two masters degrees, and her Ph.D. in Instructional Science. She is a published author and appears widely as a professional speaker. Dr. Meinberg retired in January, 1995 after 34 years on the faculty of Long Beach Unified School.

MARY SCHERR, CTB, AGE 60, VICE PRESIDENT OF BROKER DEVELOPMENT, DIRECTOR SINCE 1986
Ms. Scherr has over fourteen years of experience within the barter industry. Upon joining ITEX in 1984 as an independent broker, Ms. Scherr was routinely recognized for outstanding sales performance. In fact, she was honored with Broker of the Year for distinguishing herself among her Company peers. In 1993, Ms. Scherr was brought into the internal operations of ITEX as Vice President of Broker Development. Ms. Scherr holds a Masters Degree from the University of Iowa.

DR. CHARLES PADBURY, AGE 59, DIRECTOR SINCE 1992
Dr. Padbury is a Beaverton, Oregon dentist and has been a member of the ITEX Retail Trade Exchange since 1985. Dr. Padbury has brought a wealth of experience to the Board in terms of the interests, perceptions, and vantage point of the ITEX client. During 1996 Dr. Padbury served briefly as Chairman of the Board of Directors.

ROBERT NELSON, CPA, AGE 50, DIRECTOR SINCE 1995
Mr. Nelson is a Certified Public Accountant in private practice in Portland, Oregon specializing in tax accounting. He has also been an active member of the ITEX Retail Trade Exchange, and expects to bring the advantages of both of these experiences to the Board. Mr. Nelson received an MBA from Brigham Young University and is still active in the BYU Management Society. He is a member of the American Institute of CPAs and the Oregon Society of CPAs.

DR. EVAN B. AMES, AGE 58, DIRECTOR SINCE 1995
Dr. Ames acquired his Ph.D. in 1971 from Princeton University, majoring in near eastern and Soviet studies. He has served with the Central Intelligence Agency. In 1985 Mr. Ames became affiliated with R.L. Ball & Associates as an investment researcher, analyst, and investment strategist. He is currently a Registered Investment Adviser registered with the Securities & Exchange Commission.

JOSEPH MORRIS, CPA, AGE 48, DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, DIRECTOR SINCE 1995
Mr. Morris serves as both a Director and Chief Financial Officer of ITEX. With over 15 years experience in and around the barter industry, Mr. Morris has served as technical liaison between the Financial Accounting Standards Board
(FASB) and International Reciprocal Trading Association (IRTA). He served as financial officer for Software-Intercomp, Inc. of Denver Colorado, a publicly traded company on NASDAQ from 1984 through July 1995, except for the period 1988 to 1990. During that period, Mr. Morris was a technical project manager with FASB. Mr. Morris is an accomplished CPA and author of seven books on accounting practices. Mr. Morris was appointed Chief Financial Officer of the Company on January 18, 1996.

The ITEX Board of Directors has a standing audit committee comprised of Mr. Nelson, Mr. Morris and Dr. Ames and a standing compensation committee comprised of Dr. Padbury, Mr. Nelson and Dr. Ames. In the last fiscal year (August 1, 1995
- July 31, 1996) there were six meetings of the Board of Directors. There were two meetings each of the audit and compensation committees. None of the Directors attended any less than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by committees of the Board on which each such Director served.

EXECUTIVE COMPENSATION
----------------------
Subject to Regulation S-K Item 402(1)(2)1 the only executive officer for which disclosure is required is the President, Michael T. Baer. No other officers received compensation in excess of $100,000 although Paul Shakeshaft, who works with corporate trade but is not an executive officer, earned $114,833.19. Table No. 1 lists the compensation paid for Fiscal Year 1995.

                                   Table No. 1
                           Summary Compensation Table
                                                                         Long Term Compensation
                                                                     -------------------------------
                                                                             Awards          Payouts
                                                                     --------------------    -------
          Name and                     Annual Compensation            Restricted
          Principal             ----------------------------------    Stock      Options/    LTIP        All Other
          Position        Year   Salary($)   Bonus ($)   Other($)     Award ($)    SARs(#)   Payouts   Compensation
          --------        ----  -----------  ---------  ----------   ----------   -------    -------   ------------

          Michael Baer    1996  $126,859.62    $-0-     $18,501.69      $ -0-       -0-       $ -0-       $ -0-
          CEO
          Paul Shakeshaft 1996  $110,672.83    $-0-     $4,160.36       $ -0-       -0-       $ -0-       $ -0-

                                   Table No. 2
                      Option/SAR Grants in Last Fiscal Year

                              Options       Percent of     Exercise   Expiration
                Name          Granted (#)   Total Options    Price       Date
               -----          -----------   -------------  --------   ----------
          Michael Baer, CEO    225,200         17.3%       $6.125     12/15/2005


As of the fiscal year end of the Company, the Company had no arrangement to compensate its Directors for service in their capacity as Directors. As of August 1, 1996, Outside Directors (i.e., Directors who are not employees of the Company) will receive $500 per Board meeting attended in person or by telephone and members of Board committees will receive $250 per committee meeting attended. In addition, all Directors serving on January 1 of each year will be issued 1,000 shares of the Company's restricted common stock and shall receive the option to acquire a minimum of 2,500 additional shares pursuant to an Employees Incentive Stock Option Plan with the exercise price being the closing bid price of the stock on the trading day before the grant is made. No funds were set aside or accrued by the Company during Fiscal 1996 ending July 31, 1996 to provide pension, retirement or similar benefits for Directors or Executive Officers, other than those who are covered by the Company's 401(K) plan as employees of the Company.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

Table No. 3 lists as of March 17, 1997 the shareholdings of all Directors and Executive Officers and amount of Registrant's voting securities owned by all officers and directors as a group.

                                   Table No. 3
                Shareholdings of Directors and Executive Officers



Title of Class           Name of                 Amount and Nature        % of
                      Beneficial Owner         of Beneficial Ownership    Class
--------------    -----------------------  -----------------------------  -----
  Common          Graham H. Norris, Sr.     392,106                        3.5%
                                            (58,106 shares issued,
                                            334,000 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Dr. Sherry L. Meinberg    135,229                        1.2%
                                            (79,229 shares issued,
                                            56,000 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Mary Scherr               93,100                         0.8%
                                            (9,700 shares issued,
                                            83,400 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Dr. Charles Padbury       31,555                         0.3%
                                            (8,555 shares issued,
                                            23,000 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Robert Nelson, CPA        21,047                         0.2%
                                            (47 shares issued,
                                            21,000 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Dr. Evan B. Ames          21,000                         0.2%
                                            (-0- shares issued,
                                            21,000 stock options)
--------------    -----------------------  -----------------------------  -----

--------------    -----------------------  -----------------------------  -----
  Common          Thomas G. Baer            21,000                         0.2%
                                            (-0- shares issued,
                                            21,000 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Joseph Morris, CPA        71,000                         0.6%
                                            (-0- shares issued,
                                            71,000 stock options)
--------------    -----------------------  -----------------------------  -----
  Common          Donovan C. Snyder         37,800                         0.3%
                                            (-0- shares issued,
                                            37,800 stock options)
--------------    -----------------------  -----------------------------  -----
  Total           Directors and Executive   Based upon 11,263,894 shares   7.3%
                  Officers                  (6,875,246 shares issued,
                                             4,388,648 stock options)

     As of March 17, 1996 and including the options described in Proposal 3


Table No. 4 lists persons or companies holding over 5% beneficial ownership of Registrant's outstanding stock as of July 31, 1996:

                                   Table No. 4
                           5% or Greater Shareholders

Title of Class       Name and address            Amount and Nature        % of
                    of Beneficial Owner       of Beneficial Ownership     Class
--------------    -----------------------  -----------------------------  -----
  Common          Terry Neal                775,035                        6.9%
                  3295 NW 113th Place       (316,535 shares owned,
                  Portland, OR 97229        8,500 shares beneficially
                                            owned, 450,000 options)
--------------    -----------------------  -----------------------------  -----
  Common          Bailey Mutual Fund        750,000                        6.7%
                  C/O Holland Trust         (250,000 shares owned,
                    Financial Services      500,000 warrants)
                  Haaksbergweg 55 1101 BR
                  Amsterdam ZO
                  The Netherlands
--------------    -----------------------  -----------------------------  -----

  Total 5%        Based upon 11,263,894 shares Outstanding at 3/17/97     13.6%
                      (6,875,246 shares issued,
                       4,388,648 stock options)


MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

             PROPOSAL NO. 2 -- RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected Andersen, Andersen & Strong, L.C. of Salt Lake City, Utah as the Company's independent auditors for the 1996-97 fiscal year and is submitting the selection to the shareholders for ratification. Andersen, Andersen & Strong have served as the Company's independent auditors since 1994. A representative of Andersen, Andersen & Strong is not expected to be in attendance at the Annual Meeting of Shareholders. However, if such a representative is present, he or she will be permitted to address the Meeting, if so desired, and will be available to answer shareholder questions.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
2. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

          PROPOSAL NO. 3 -- APPROVAL OF AN INCENTIVE STOCK OPTION PLAN

        Management believes that the Company's long-term growth is dependent upon the performance and efforts of management and staff. It is considered appropriate for the Company to provide incentives for superior performance in the form of options to acquire the Company's stock. For that reason, the Board of Directors adopted an incentive stock option plan as of December 27, 1996. Under the Plan, the Company may grant to the Optionee during the period ending on a date not more than five years from the date of the grant, the option to purchase common stock of the Company at a price per share equal to the bid price of the Company's traded common stock on the date of the grant of the option. Such options vest when they are granted. The Company did not receive nor will it receive any consideration for the granting of the options. The following options were granted at an exercise price of $3.75 per share, the price at which the Company's stock was trading on December 27, 1996:

        a. Members of the Board of Directors each received an option to purchase 10,000 shares.

        b. Vice Presidents and vice president level managers each received the option to acquire 25,000 shares.

        c. Graham H. Norris received an option to purchase 200,000 shares in connection with his acceptance of the position of Chief Executive Officer of the Company.

        d. Mr. Norris was granted the authority to award up to a total of 100,000 options to employees or brokers of the Company.

        e. Consultants to the Company Peter Grandich (Peter Grandich Company), Mary Martin (Hamilton- Martin Group) and Jim Schilling (West Coast Consultants) each received an option to acquire 50,000 shares for 1997.


                             NEW PLAN BENEFITS TABLE
                                                                 Number of
                                                                 Securities
Class of stock                Name and Position                  Underlying
underlying                       of Optionee                     Granted
Options                                                          Granted
--------------   ---------------------------------------------   ----------
Common           Graham H. Norris, President, CEO and              210,000
                      Director
--------------   ---------------------------------------------   ----------
Common           Each Director serving on 12/27/96 (8 persons)      10,000
--------------   ---------------------------------------------   ----------
Common           Vice Presidents and vice president level           25,000
                      managers (5 persons)
--------------   ---------------------------------------------   ----------
                 Executive Group (6 persons)                       415,000
--------------   ---------------------------------------------   ----------
                 Non-Executive Director Group (5 persons)           50,000
--------------   ---------------------------------------------   ----------

FEDERAL INCOME TAX CONSEQUENCES

        The Company intends that options granted under the plan will qualify as "incentive stock options" ("ISO") under section 422 ("section 422") of the Internal Revenue Code. The following discussion of the federal income tax consequences of participation in the Plan therefore assumes that: the Plan satisfies the requirements of section 422; that all options granted will, when granted, qualify under section 422 as ISOs and will continue to so qualify at all times until exercise; and that optionees are, at all times beginning with the Date of Grant and ending on the day three months before the date of exercise, be "employees" within the meaning of section 422(a)(2). This discussion is only a summary, does not purport to be complete, and does not cover, among other things, state and local tax consequences. Differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary and no assurances are or will be given to any participant regarding the tax consequences of participating in the Plan. Accordingly, the Company urges each participant in the Plan to consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Plan. This discussion is based on the provisions of the Code and applicable regulations thereto, as presently in effect.

INCENTIVE STOCK OPTIONS

        Under the current provisions of the Code, the optionees in an incentive stock option plan will not recognize income at the time of the grant of the ISO. In addition, the optionee will generally not recognize income upon exercise of the ISO and receipt of the stock subject thereto (the "option stock"). However, the Company will not be entitled to a deduction for compensation expense in connection with granting the ISO. Also, unless the holder disposes of the option stock in a disqualifying disposition, as described below, the Company will not be entitled to a deduction in connection with issuing the option stock.

        The tax consequences to the holder upon disposition of the option stock will depend on whether the disposition occurred within the statutory holding period. The holding period is the later of two years from the Date of Grant or one year from the transfer of the option stock to the optionee on exercise. If the employee-holder disposes of the option stock after the holding period expires, then the disposition is considered a qualifying disposition and the employee will be entitled to capital gain treatment on the difference between the amount he or she receives from the disposition of the option stock and his or her tax basis in the option stock. In a qualifying disposition, the holder's basis is the amount paid on exercise of the option.

        A disposition during the holding period is a disqualifying disposition. When a disqualifying disposition occurs the employee must recognize compensation income in the amount of the bargain purchase element of the option stock the holder disposes of. The bargain purchase element is the difference between the exercise price and the fair market value of the option stock on the date of exercise. The gain attributable to the bargain purchase element is then added to the holder's basis in the option stock to determine gain or loss on the disposition. The gain (or loss) resulting from the disqualifying disposition (i.e. the difference between the proceeds received on disposition and the tax basis) is a capital gain (or loss). The shareholder must recognize the income attributable to the bargain purchase element and the capital gain or loss in the year when the disqualifying disposition occurs. From the Company's perspective, the Company may deduct, as compensation expense, an amount equal to the compensation income the employee recognizes on the bargain purchase element. The Company would be entitled to such a deduction during the year in which the disqualifying disposition occurs.

        The foregoing discussion assumes the fair market value of option stock exercisable by an optionee does not exceed the value limitation of section 422(d) of the Code. Section 422(d) limits the aggregate fair market value of ISO stock exercisable in any calendar year to $100,000, based on the fair market value of the option stock on the Date of Grant. The aggregate fair market value of option stock first exercisable in any one year that exceeds $100,000 is not ISO stock and is treated as stock subject to a non-qualified option. Generally, on exercise of a non-qualified stock option the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to expense as compensation the amount of ordinary income which the holder thus recognizes. Upon the sale of the non-qualified option stock, the holder will recognize short term or long term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount he or she receives from the sale of those shares and his or her tax basis. The holder's tax basis will generally be the exercise price paid plus the amount of ordinary income recognized.

        In order for this plan to qualify, shareholder approval is necessary. A total of 1,000,000 shares of the Company's common stock will be set aside for grants under the plan, both those made as of December 27, 1996 and those which may be made in the future.

        INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THIS PROPOSAL. Those Directors and Executive Officers listed above have a substantial interest in this matter to be acted upon by the shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
3. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.


                                 OTHER BUSINESS

        While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any other matters to be presented at the meeting other than those referred to in this Proxy Statement. If any other business requiring a vote of the shareholders should come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:



---------------------------------------------------------------
Graham H. Norris, Sr., President, CEO and Chairman of the Board

                           ITEX CORPORATION PROXY FORM

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned shareholder of ITEX Corporation (the "Company"), do hereby appoint Graham H. Norris, Sr., President and Chief Executive Officer of the Company, to be my proxy agent with full power of substitution to vote as indicated below all of the shares of the Company standing in my name on its books at the Annual Meeting of Shareholders to be held on Thursday, April 24, 1997 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portand, OR 97223 (Please mark your vote on each item with an "X")

1.  Election of directors to hold office for a one year term and until their successors are elected and qualified.
    Dr. Sherry L. Meinberg      FOR       AGAINST      ABSTAIN     Mary Scherr          FOR        AGAINST       ABSTAIN
                           -----     -----        -----                            -----      -----         -----

    Graham H. Norris, Sr.       FOR       AGAINST       ABSTAIN    Robert Nelson        FOR        AGAINST       ABSTAIN
                           -----     -----        -----                            -----      -----         -----

    Dr. Charles Padbury         FOR       AGAINST       ABSTAIN    Joseph Morris        FOR        AGAINST       ABSTAIN
                           -----     -----        -----                            -----      -----         -----

    Dr. Evan B. Ames            FOR       AGAINST       ABSTAIN
                          -----     -----         -----

2. To ratify and approve the selection of Andersen, Andersen & Strong, L.C. as the Company's independent auditors for the 1996-97 fiscal year.

         FOR          AGAINST          ABSTAIN
    -----        -----            -----
3. To approve a new Incentive Stock Option Plan for employees, officers, directors and consultants of the Company as described in the accompanying Proxy Statement.

         FOR          AGAINST          ABSTAIN
    -----        -----            -----

         I ratify and confirm all acts my proxy agent may do or cause to be done by virtue of this Proxy. I revoke all proxies previously given by me for the Annual Meeting of the shareholders of the Company. I recognize that this Proxy shall be voted FOR the proposals presented to the shareholders at the Annual Meeting unless contrary instructions are indicated above and will be voted at the discretion of my proxy agent if other matters properly come before the meeting. I acknowledge receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Statement of ITEX Corporation.

Dated this        day of                             , 1997.
          --------      -----------------------------

Number of shares
                -----------------------------


----------------------------------           ----------------------------------
(Print Name)                                 (Print Name)


----------------------------------           ----------------------------------
(Please sign name exactly as it              (Please sign name exactly as it
appears on this Proxy Material)              appears on this Proxy Material)

IF STOCK IS HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF EXECUTION IS IN REPRESENTATIVE CAPACITY BY AN OFFICER, ATTORNEY, PERSONAL REPRESENTATIVE, TRUSTEE, GUARDIAN OR OTHER LEGAL REPRESENTATIVE, GIVE FULL TITLE AS SUCH.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED, PREADDRESSED ENVELOPE. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

                                     EXHIBIT
                                Stock Option Plan

                                ITEX CORPORATION
                        1996-97 KEY EMPLOYEES' INCENTIVE
                                STOCK OPTION PLAN


SECTION 1.     PURPOSE

        The continued growth and success of ITEX CORPORATION (the "Corporation") depend in part on its ability to obtain and retain the services of key employees of the highest competence, and to provide incentives for the effective service of high-level performance. The purposes of this Key Employees' Incentive Stock Option Plan (the "Plan") are to provide a means whereby the Corporation can continue to attract, motivate, and retain key employees who can contribute materially to the Corporation's growth and success, and to facilitate the acquisition of shares of the Corporation's common stock, par value $0.01 per share (the "Stock") by key employees pursuant to the options meeting the requirements of IRC ss. 422, so that such key employees will more closely identify their interests with those of the Corporation and its shareholders.

SECTION 2.     STOCK

        The Stock subject to options under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Stock. Subject to the adjustments described in Section 6 of the Plan, the aggregate number of shares that may be issued pursuant the to the Plan shall not exceed 1,000,000 shares. In the event that any outstanding option granted under the Plan for any reason expires or is terminated, the shares of Stock allocable to the unexercised portion of such option may again be subjected to the grant of options under the Plan.

SECTION 3.     ELIGIBILITY

        The individuals who may participate in this Plan are employees of the Corporation and its subsidiaries, including officers and directors, non-employee directors and other individuals who are not employees of the Corporation, including consultants and advisors; provided however, consultants and advisors may participate only if they render bona fide services to the Corporation that are not in connection with the offer or sale of securities in a capital-raising transaction. The stock option committee (the "Committee") of the Corporation's board of directors (the "Board") or the non-employee directors of the Board (if no such committee is in place) may determine from time to time which eligible individuals will participate in the Plan. No otherwise eligible individual shall have any right to participate in this Plan unless designated by the Committee or the Board. Participants shall receive options to purchase Stock subject to the provisions of this Plan and, to the extent not inconsistent with this Plan, the terms of his or her stock option agreement.

SECTION 4.     EMPLOYEE AND CONSULTANTS OPTIONS

        Employees of the Corporation and its subsidiaries, including officers and directors and other individuals who are not employees of the Corporation, including consultants and advisors shall be granted such options as may be determined by the Committee or the non-employee directors of the Board if no such committee is in place. Consultants and advisors may participate only if they render bona fide services to the Corporation that are not in connection with the offer or sale of securities in a capital-raising transaction.

SECTION 5.     NON-EMPLOYEE DIRECTORS OPTIONS

        Awards of stock options to Non-Employee Directors shall be made only under this Section 5. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the amount or terms of such awards pursuant to this
Section 5.

        5.1 INITIAL DIRECTOR OPTIONS. Upon the effective date of the Plan the Non-Employee Directors shall each receive an Initial Option to acquire 10,000 Shares at an exercise price of $6.125 per share which is the Fair Market Value of a share of the common stock of the Corporation on the Effective Date hereof. Each person who becomes a Non-Employee Director after the Effective Date shall be granted an Initial Option to purchase 10,000 Shares, with an exercise price equal to the Fair Market Value of the Corporation's common stock on the date of grant.

        5.2 Renewal Director Options. Each Non-Employee Director shall be granted an option to purchase 1,000 Shares for each year of service as a Non-Employee Director on the December 15 prior to the Annual Meeting of Shareholders, with an exercise price equal to the Fair Market Value of the Corporation's common stock on such date.

SECTION 6.     ADMINISTRATION

        The  Board  shall  administer  the  Plan.  Subject  to  compliance  with applicable provisions of the governing law, the Board may delegate administration of the Plan, or specific administrative duties on such terms as the Board deems proper, to the Committee. The Committee shall be composed of not less than three members of the Board. The term the "Board" shall be deemed to replace the term "Committee" until a Committee is duly appointed or, if there is a vacancy on the Committee, until a replacement or successor director is appointed and qualified. The Committee shall have full power and authority, subject to the provisions of the Plan, to:

        (1) To determine eligibility to participate in the Plan and designate participants;

        (2) Determine the number of options to be granted to each participant;

        (3) Determine the terms of option agreements for each option;

        (4) Supervise administration of the Plan;

        (5) Interpret the provisions of the Plan and option agreements granted under it; and

        (6) Take all action in connection with the Plan as it deems necessary or advisable.

        Decisions of the Committee shall be final. More than one option may be granted to the same individual. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respects to the Plan or any option granted under it.

SECTION 7.     TERMS AND CONDITIONS OF OPTIONS

        Options under the Plan granted by the Committee shall be evidenced by stock option agreements in such form as the Committee shall from time to time approve, and shall comply with and be subject to the following terms and conditions.

        7.1 Number of Shares. Each option agreement shall state the number of shares of Stock subject to the option.

        7.2 Option Price. Each option agreement shall state the option price, which shall be not less than 100% (110% for 10% Shareholders, as defined below) of the fair market value, on the date the option is granted, of the shares of Stock subject to the option. A "10% Shareholder" is any person who, at the time an option is granted, owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any affiliate.

        7.3 Determination of Fair Market Value. The fair market value per share of Stock shall be determined by the Committee in good faith at the time the option is granted.

        7.4 Option Period and Limitations on Exercise. Each option shall expire and shall not be exercisable after the expiration of 10 years (five years for 10% Shareholders) from the date the option is granted, or such lesser period as may be established by the Committee at the time the option is granted. Each option shall be exercisable by the optionee either immediately or after such period, and according to such schedule for exercise, or in such other manner as the Committee shall provide in the option agreement at the time the option is granted.

        Notwithstanding any other provision of the Plan, and unless otherwise resolved by the Committee, options granted to employees of the Corporation under the Plan shall be exercisable only while the optionee remains an employee of the Corporation, except that in the event of (1) an optionee's termination of employment with the Corporation by reason of disability (within the meaning of IRC ss.22(e)(3), or (2) an optionee's death while an employee of the Corporation, the option agreement may allow the option to remain exercisable, to the extent it was exercisable on the date of termination or the date of death, by the optionee or the estate or devisee of the decedent, until the expiration date of the term of the option or one year after the date of the optionee's termination of employment or death, whichever date is earlier.

        7.5 Securities Restrictions. All option agreements evidencing options granted under the Plan shall provide that:

        (1) If the Committee at any time determines that registration or qualification of the Stock or any option under state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable, then the option may be not be exercised, in whole or in part, until that registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

        (2) Any person exercising an option to purchase shares of Stock may be required by the Corporation to give a written representation that he or she is acquiring the shares for his or her own account for investment and not with a view to the distribution of the shares.

        7.6 Payment of Purchase Price. The option price upon exercise of an option under the plan shall be payable to the Corporation in cash or, in the discretion of the Committee, in installments or terms and over periods as the Committee shall determine.


        7.7 Nontransferability . Options shall not be transferable except by testamentary will or the laws of descent and distribution, and shall be exercisable during an optionee's lifetime only be the optionee.

        7.8 Other Provisions. Any option agreement may contain other or additional terms and provisions as may be determined by the Committee to be consistent with the Plan, or necessary or desirable to comply with the provisions of applicable laws, rules, or regulations.

SECTION 8.     ADJUSTMENT

        In the event of any stock split or payment of a dividend on Stock payable in shares of Stock after or at the same time the Plan is approved by the Corporation's shareholders, the shares of Stock then subject to each option (and the number of such shares which, pursuant to Section 2 of the Plan, may be issued under the Plan) shall be increased proportionately without any change in their aggregate purchase price. In the event all the outstanding shares of Stock shall be changed into or exchanged for a different number or class of shares of the corporation, or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation, or otherwise, then there shall be substituted for each share of Stock then subject to each option (and if the Corporation is the surviving corporation in such transaction, for the number of shares which, pursuant to Section 2 of the Plan, may be issued under the Plan), the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate option price for the shares then subject to option. In connection with any adjustment under this Section 8 resulting in a fractional share interest, the interest may be rounded down to the nearest whole share if the interest is less than 0.5 share; otherwise, the fractional share interest may be rounded up to the nearest whole share.

SECTION 9.     PROCEEDS

        The proceeds received by the Corporation from the sale of Stock pursuant to the Plan will be used for general corporate purposes.

SECTION 10.    OBLIGATION TO EXERCISE; RIGHT TO CONTINUED EMPLOYMENT

        The granting of an option shall impose no obligation on the optionee to exercise the option. The granting of an option does not confer any right to be continued in the employment of the Corporation.

SECTION 11.    AMENDMENT AND DISCONTINUANCE

        The Board may alter, amend, suspend, or terminate the Plan, provided that the Board may not, without further approval by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote:

        (1) Increase the aggregate number of shares of Stock for which options may be granted under the Plan (except for adjustments pursuant to Section 6);

        (2) Decrease the option price at which stock may be offered;

        (3)  Materially   modify  the   requirements   as  to  eligibility   for
participation in the Plan; or

        (4) Alter or impair, without the optionee's consent, the rights or obligations under any option previously granted pursuant to the Plan.

SECTION 12.    TERM OF PLAN AND EFFECTIVE DATE

        The Plan shall become effective on the date the Plan is approved by the Board.

        Options may be granted pursuant to the Plan from time to time within 10 years after the plan becomes effective.

AS ADOPTED BY THE BOARD OF DIRECTORS OF ITEX CORPORATION EFFECTIVE THE 27th DAY OF DECEMBER, 1996 PURSUANT TO SECTION 12 HEREOF, AND AS APPROVED BY THE SHAREHOLDERS OF ITEX CORPORATION ON THE DAY OF APRIL, 1997.



-----------------------------------------
 Graham H. Norris , President and CEO